                           Marsico Capital Management, LLC
                                   1200 17th Street
                                      Suite 1300
                               Denver, Colorado  80202



                                  December 8, 1997



The Marsico Investment Fund
1200 17th Street
Suite 1300
Denver, Colorado  80202

    Re: Subscription for the Purchase of Shares of Beneficial Interest of The Marsico Focus Fund
         ---------------------------------------------------------------------

Dear Sirs:

    The undersigned hereby subscribes to purchase 5,000 shares of beneficial interest of The Marsico Focus Fund, at a price of $10.00 per share, and agrees to pay therefor upon demand in cash the amount of $50,000.

                                       Very truly yours,

                                       MARSICO CAPITAL MANAGEMENT, LLC



                                       By:   /s/ Barbara M. Japha
                                             ---------------------------------

                                       Name:  Barbara M. Japha
                                             ---------------------------------

                                       Title: President
                                             ---------------------------------

                           Marsico Capital Management, LLC
                                   1200 17th Street
                                      Suite 1300
                               Denver, Colorado  80202



                                  December 8, 1997



The Marsico Investment Fund
1200 17th Street
Suite 1300
Denver, Colorado  80202

    Re: Subscription for the Purchase of Shares of Beneficial Interest of The Marsico Growth & Income Fund
         ---------------------------------------------------------------------

Dear Sirs:

    The undersigned hereby subscribes to purchase 5,000 shares of beneficial interest of The Marsico Growth & Income Fund, at a price of $10.00 per share, and agrees to pay therefor upon demand in cash the amount of $50,000.

                                       Very truly yours,

                                       MARSICO CAPITAL MANAGEMENT, LLC



                                       By:   /s/ Barbara M. Japha
                                             ---------------------------------

                                       Name:  Barbara M. Japha
                                             ---------------------------------

                                       Title: President
                                             ---------------------------------